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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2000


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

      DELAWARE                              77-0360183
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.         OTHER EVENTS.

         On April 10, 2000, LJL BioSystems, Inc. announced that in light of current market conditions, it would not proceed with its proposed follow-on public offering. Further details regarding this announcement are contained in the company's news release dated April 10, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

         (a)    Exhibits:

                99.15 LJL BioSystems, Inc. News Release dated April 10, 2000





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LJL BIOSYSTEMS, INC.


Date: April 10, 2000                   By: /s/  Lev J. Leytes
                                          ------------------------------------
                                          Lev J. Leytes
                                          President and CEO



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